POWER OF ATTORNEY

         The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 17, 1995                      Tenley E. Albright, M.D.
            ---------------                     --------------------------------
                                                Tenley E. Albright, M.D.

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 17, 1995                       William J. Avery
            --------------                       --------------------
                                                 William J. Avery

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 19, 1995                       G. W. Ebright
            --------------                       -------------------
                                                 George W. Ebright

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 17, 1995                     George J. Hauptfuhrer, Jr.
            --------------                     --------------------------------
                                               George J. Hauptfuhrer, Jr.

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 23, 1995                              L. Robert Johnson
            --------------                              -----------------------
                                                        L. Robert Johnson

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 20, 1995                             J. P. Neafsey
            --------------                             --------------------
                                                       John P. Neafsey

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 21, 1995                              Walter F. Raab
            --------------                              -----------------------
                                                        Walter F. Raab

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 18, 1995                               Monroe E. Trout
            --------------                               ---------------------
                                                         Monroe E. Trout, M.D.

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 18, 1995                                William S. West
            --------------                                ---------------------
                                                          William S. West

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 17, 1995                              J. Roffe Wike, II
            --------------                              -----------------------
                                                        J. Roffe Wike, II

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 29, 1995                        Hans Wimmer
            -------------                         ------------------------
                                                  Hans Wimmer

                               POWER OF ATTORNEY

            The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and all amendments, exhibits and supplements thereto.

Date:       March 17, 1995                           Geoffrey F. Worden
            -------------                         ------------------------
                                                  Geoffrey F. Worden